Exhibit 99.2
CNA Financial Corporation
Supplemental Financial Information
March 31, 2010
This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation
Table of Contents
March 31, 2010

CNA Financial Corporation
Definitions and Presentation
•	P&C Operations includes CNA Specialty and CNA Commercial.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•	Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business primarily in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos and environmental pollution claims.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N of the Consolidated Financial Statements within the 2009 Form 10-K for further discussion of this measure.

•	In evaluating the results of CNA Specialty and CNA Commercial, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders’ dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Limited partnerships are a relatively small portion of CNA’s overall investment portfolio. The majority of our limited partnership investments employ strategies that generate returns through investing in securities that are marketable while engaging in various management techniques primarily in public fixed income and equity markets. The risks associated with limited partnership investments may include losses due to leveraging, short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

•	FY = Full Year
 i

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

			Fav /
PERIOD ENDED MARCH 31	Three Months		(Unfav)
(In millions)	2010	2009	% Change

STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,615	$1,672	(3)%
Net investment income	590	420	40
Net realized investment gains (losses), net of participating policyholders’ interests:
Other-than-temporary impairment (OTTI) losses	(90)	(614)	85
Portion of OTTI losses recognized in Other comprehensive income	30	—	N/M

Net OTTI losses recognized in earnings (1)	(60)	(614)	90
Other net realized investment gains	94	82	15

Net realized investment gains (losses), net of participating policyholders’ interests	34	(532)	106

Other revenues	76	78	(3)

Total revenues	2,315	1,638	41

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,308	1,342	3
Amortization of deferred acquisition costs	342	349	2
Other operating expenses	272	251	(8)
Interest	36	31	(16)

Total claims, benefits and expenses	1,958	1,973	1

Income (loss) from continuing operations before income tax	357	(335)	N/M
Income tax (expense) benefit	(102)	150	(168)

Income (loss) from continuing operations	255	(185)	N/M
Income (loss) from discontinued operations, net of tax	—	—	N/M

Net income (loss)	255	(185)	N/M
Net income attributable to noncontrolling interests	(10)	(10)	—

Net income (loss) attributable to CNA	$245	$(195)	N/M %

(1)	During the second quarter of 2009, the Company adopted updated accounting guidance, which amended the OTTI loss model for fixed maturity securities. Please refer to Note A of the Consolidated Financial Statements within the 2009 Form 10-K for further information.

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Income (Loss) Attributable to CNA Common Stockholders, Per Share Data and Return on Equity

PERIOD ENDED MARCH 31	Three Months
(In millions, except per share data)	2010	2009

COMPONENTS OF INCOME (LOSS) ATTRIBUTABLE TO CNA COMMON STOCKHOLDERS
Net operating income from continuing operations attributable to CNA	$223	$149
Less: 2008 Senior Preferred dividends	(25)	(31)

Net operating income from continuing operations attributable to CNA common stockholders	198	118
Net realized investment gains (losses) attributable to CNA common stockholders	22	(344)

Income (loss) from continuing operations attributable to CNA common stockholders	220	(226)
Income (loss) from discontinued operations attributable to CNA common stockholders	—	—

Income (loss) attributable to CNA common stockholders	$220	$(226)

BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE
Net operating income from continuing operations attributable to CNA	$0.83	$0.56
Less: 2008 Senior Preferred dividends	(0.09)	(0.12)

Net operating income from continuing operations attributable to CNA common stockholders	0.74	0.44
Net realized investment gains (losses) attributable to CNA common stockholders	0.08	(1.28)

Income (loss) from continuing operations attributable to CNA common stockholders	0.82	(0.84)
Income (loss) from discontinued operations attributable to CNA common stockholders	—	—

Basic and diluted earnings (loss) per share attributable to CNA common stockholders	$0.82	$(0.84)

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	269.1	269.0

Diluted	269.2	269.0

RETURN ON EQUITY
Net income (loss) attributable to CNA (1)	9.0%	(11.2)%

Net operating income from continuing operations attributable to CNA (2)	8.0	5.6

(1)	Annualized net income (loss) attributable to CNA divided by the average CNA stockholders’ equity including accumulated other comprehensive income/loss (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2)	Annualized net operating income from continuing operations attributable to CNA divided by the average CNA stockholders’ equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	March 31, 2010	December 31, 2009

Total assets	$55,679	$55,298
Insurance reserves	38,109	38,263
Debt	2,304	2,303
Total liabilities	43,955	44,132
Preferred stock	1,000	1,000
Accumulated other comprehensive loss	(11)	(325)
Noncontrolling interests	507	506
Total CNA stockholders’ equity	11,217	10,660

Book value per common share	$37.97	$35.91

Book value per common share excluding AOCI	$38.01	$37.12

Outstanding shares of common stock (in millions of shares)	269.1	269.0

THREE MONTHS ENDED
MARCH 31
(In millions)	2010	2009

Net cash flows provided by operating activities (1)	$364	$187

Net cash flows used by investing activities	(369)	(150)

Net cash flows used by financing activities	(38)	(26)

Net cash flows provided (used) by operating, investing and financing activities	$(43)	$11

(1)	Operating cash flows for the three months ended March 31, 2010 and 2009 include $(5) million and $(9) million related to discontinued operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED MARCH 31, 2010
				Life & Group	Corporate &
(In millions)	CNA Specialty	CNA Commercial	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$6,922	$13,005	$19,927	$2,883	$4,006	$26,816
Ceded	1,056	2,156	3,212	863	1,519	5,594

Net	5,866	10,849	16,715	2,020	2,487	21,222

Net incurred claim & claim adjustment expenses	402	607	1,009	134	22	1,165

Net claim & claim adjustment expense payments	(328)	(585)	(913)	(138)	(101)	(1,152)

Foreign currency translation adjustment	(9)	(5)	(14)	—	1	(13)

Claim & claim adjustment expense reserves, end of period
Net	5,931	10,866	16,797	2,016	2,409	21,222
Ceded	1,062	2,114	3,176	713	1,448	5,337

Gross	$6,993	$12,980	$19,973	$2,729	$3,857	$26,559

CNA FINANCIAL CORPORATION
Financial Supplement
Investments by Segment Aggregation

	March 31, 2010		December 31, 2009
(In millions)	Book Value	Fair Value	Book Value	Fair Value

Property & Casualty and Corporate & Other Non-Core:
Fixed maturities — taxable	$23,259	$23,459	$21,295	$21,158
Fixed maturities — tax-exempt	3,780	3,721	4,513	4,446
Equities	316	316	298	292
Short-term investments	2,330	2,334	3,789	3,792
Limited partnership investments	1,941	1,941	1,777	1,777
Other	3	3	3	3

Total investments	$31,629	$31,774	$31,675	$31,468

Net receivable/(payable)	$(93)		$(91)
Securities lending collateral	—		—

Life & Group Non-Core:
Fixed maturities — taxable	$7,468	$7,943	$7,129	$7,425
Fixed maturities — tax-exempt	2,678	2,588	2,665	2,583
Equities	335	365	335	352
Short-term investments	150	150	156	157
Limited partnership investments	6	6	10	10
Other	—	—	1	1

Total investments	$10,637	$11,052	$10,296	$10,528

Net receivable/(payable)	$(6)		$—
Securities lending collateral	—		—

Total investments	$42,266	$42,826	$41,971	$41,996

Total net receivable/(payable)	$(99)		$(91)
Total securities lending collateral	—		—

CNA FINANCIAL CORPORATION
Financial Supplement
Asset-Backed Exposure
As of March 31, 2010
(In millions)
Invested Assets Fair Value By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
RMBS	$6,535	20.7	$402	3.6	$6,937	16.2
CMBS	542	1.7	187	1.7	729	1.7
Other ABS	753	2.4	56	0.5	809	1.9

Total Asset-Backed Exposure	7,830	24.8	645	5.8	8,475	19.8
Other taxable fixed maturities	15,629	48.7	7,298	66.1	22,927	53.6
Tax exempt fixed maturities	3,721	12.0	2,588	23.4	6,309	14.7
All other	4,594	14.5	521	4.7	5,115	11.9

Total investments	$31,774	100.0	$11,052	100.0	$42,826	100.0

Sub-prime (Included in RMBS Above)	$616	1.9	$8	0.1	$624	1.5
Alt-A (Included in RMBS Above)	$606	1.9	$62	0.6	$668	1.6

Invested Assets Amortized Cost By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
RMBS	$6,859	21.7	$444	4.2	$7,303	17.3
CMBS	600	1.9	220	2.1	820	1.9
Other ABS	760	2.4	51	0.5	811	1.9

Total Asset-Backed Exposure	8,219	26.0	715	6.8	8,934	21.1
Other taxable fixed maturities	15,040	47.5	6,753	63.4	21,793	51.6
Tax exempt fixed maturities	3,780	12.0	2,678	25.2	6,458	15.3
All other	4,590	14.5	491	4.6	5,081	12.0

Total investments	$31,629	100.0	$10,637	100.0	$42,266	100.0

Sub-prime (Included in RMBS Above)	$699	2.2	$7	0.1	$706	1.7
Alt-A (Included in RMBS Above)	$690	2.2	$72	0.7	$762	1.8
RMBS/CMBS/Other ABS Distribution

									% of Asset-
	RMBS		CMBS		Other ABS		Total		Backed Exposure		% of Total Investments
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$3,536	$3,490	$34	$34	$—	$—	$3,570	$3,524	42.0	39.5	8.4	8.2
AAA	1,416	1,546	284	317	610	610	2,310	2,473	27.3	27.7	5.4	5.9
AA	249	297	183	194	90	91	522	582	6.2	6.5	1.2	1.4
A	157	186	121	150	26	25	304	361	3.6	4.0	0.7	0.9
BBB	351	364	91	111	71	73	513	548	6.1	6.1	1.2	1.3
<BBB & Equity Tranches	1,228	1,420	16	14	12	12	1,256	1,446	14.8	16.2	2.9	3.4

Total RMBS/CMBS/Other ABS	$6,937	$7,303	$729	$820	$809	$811	$8,475	$8,934	100.0	100.0	19.8	21.1

(1)	The exposure to sub-prime residential mortgage (sub-prime) collateral and Alternative A residential mortgages that have lower than normal standards of loan documentation (Alt-A) collateral is measured by the original deal structure.

(2)	The ratings presented are based on a ratings methodology that takes into account ratings from the three major providers, Standard & Poor’s, Moody’s Investor Services, Inc. and Fitch Ratings in that order of preference. If a security is not rated by any of the three, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.
RMBS — Residential mortgage-backed securities
CMBS — Commercial mortgage-backed securities
Other ABS — Other asset-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Asset-Backed Exposure
As of March 31, 2010
(In millions)
RMBS Sub-Prime Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$16	10.1	$—	—	$—	—	$—	—	$—	—	$16	2.6
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	—	—	40	26.3	1	3.2	4	6.7	22	9.9	67	10.7
2006	94	59.1	35	23.0	12	38.7	36	59.9	134	60.4	311	49.8
2005	37	23.3	40	26.4	—	—	10	16.7	16	7.2	103	16.5
2004	8	5.0	23	15.1	2	6.5	10	16.7	20	9.0	63	10.1
2003 & prior	4	2.5	14	9.2	16	51.6	—	—	30	13.5	64	10.3

Total sub-prime	$159	100.0	$152	100.0	$31	100.0	$60	100.0	$222	100.0	$624	100.0

RMBS Sub-Prime Amortized Cost Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$16	9.0	$—	—	$—	—	$—	—	$—	—	$16	2.3
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	—	—	40	22.2	1	2.6	4	6.8	24	9.5	69	9.8
2006	106	59.9	41	22.8	12	31.6	36	61.0	147	58.4	342	48.4
2005	41	23.2	56	31.1	—	—	12	20.3	19	7.5	128	18.1
2004	9	5.1	25	13.9	3	7.9	7	11.9	31	12.3	75	10.6
2003 & prior	5	2.8	18	10.0	22	57.9	—	—	31	12.3	76	10.8

Total sub-prime	$177	100.0	$180	100.0	$38	100.0	$59	100.0	$252	100.0	$706	100.0

RMBS Alt-A Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	38	30.6	38	5.7
2006	2	0.5	—	—	—	—	—	—	66	53.3	68	10.2
2005	26	6.7	4	8.9	—	—	56	60.2	19	15.3	105	15.7
2004	287	73.6	24	53.3	15	93.7	37	39.8	1	0.8	364	54.5
2003 & prior	75	19.2	17	37.8	1	6.3	—	—	—	—	93	13.9

Total Alt-A	$390	100.0	$45	100.0	$16	100.0	$93	100.0	$124	100.0	$668	100.0

RMBS Alt-A Amortized Cost Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	54	37.0	54	7.1
2006	2	0.5	—	—	—	—	—	—	71	48.6	73	9.6
2005	31	7.0	7	13.0	—	—	62	60.1	20	13.7	120	15.7
2004	325	73.7	28	51.8	17	94.4	41	39.9	1	0.7	412	54.1
2003 & prior	83	18.8	19	35.2	1	5.6	—	—	—	—	103	13.5

Total Alt-A	$441	100.0	$54	100.0	$18	100.0	$103	100.0	$146	100.0	$762	100.0

CNA FINANCIAL CORPORATION
Financial Supplement
Asset-Backed Exposure
As of March 31, 2010
(In millions)
RMBS Distribution By Collateral Type & Quality

	Fixed Coupon -		Fixed Coupon -
	30 Year		15/20 Year		ARM		Home Equity		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$3,263	$3,223	$232	$228	$7	$7	$—	$—	$34	$32	$3,536	$3,490
AAA	820	924	143	148	101	110	8	8	344	356	1,416	1,546
AA	121	148	—	—	50	51	78	98	—	—	249	297
A	120	145	20	23	10	10	7	8	—	—	157	186
BBB	301	313	—	—	30	30	20	21	—	—	351	364
<BBB & Equity Tranches	639	733	70	72	431	520	70	76	18	19	1,228	1,420

Total RMBS	$5,264	$5,486	$465	$471	$629	$728	$183	$211	$396	$407	$6,937	$7,303

Included in Total RMBS:
MBS Pass-Thru	$1,665	$1,658	$31	$30	$7	$6	$—	$—	$40	$36	$1,743	$1,730
Structured	3,599	3,828	434	441	622	722	183	211	356	371	5,194	5,573

Total RMBS	$5,264	$5,486	$465	$471	$629	$728	$183	$211	$396	$407	$6,937	$7,303

Included in Total RMBS:
Sub-prime	$308	$362	$—	$—	$116	$116	$183	$211	$17	$17	$624	$706
Alt-A	574	657	16	18	76	85	—	—	2	2	668	762
Prime	4,382	4,467	449	453	437	527	—	—	377	388	5,645	5,835

Total RMBS	$5,264	$5,486	$465	$471	$629	$728	$183	$211	$396	$407	$6,937	$7,303

CMBS Distribution By Deal Coupon Type & Quality

	Fixed Rate		Adjustable/Floating Rate		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$—	$—	$34	$34	$34	$34
AAA	98	107	186	210	284	317
AA	97	107	86	87	183	194
A	61	87	60	63	121	150
BBB	19	20	72	91	91	111
<BBB & Equity Tranches	5	7	11	7	16	14

Total CMBS	$280	$328	$449	$492	$729	$820

Included in Total CMBS:
Pass-Thru	$—	$—	$—	$—	$—	$—
Structured	280	328	449	492	729	820

Total CMBS	$280	$328	$449	$492	$729	$820

ARM — Adjustable rate mortgages

MBS — Mortgage-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Asset-Backed Exposure
As of March 31, 2010
(In millions)
Other ABS Distribution By Collateral Type & Quality

	Auto Loans		Student Loans		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost
AAA	$356	$351	$107	$121	$147	$138	$610	$610
AA	—	—	—	—	90	91	90	91
A	20	20	—	—	6	5	26	25
BBB	35	34	—	—	36	39	71	73
<BBB & Equity Tranches	—	—	—	—	12	12	12	12

Total Other ABS	$411	$405	$107	$121	$291	$285	$809	$811

Included in Total Other ABS:
Pass-Thru	$35	$34	$—	$—	$—	$—	$35	$34
Structured	376	371	107	121	291	285	774	777

Total Other ABS	$411	$405	$107	$121	$291	$285	$809	$811

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

THREE MONTHS ENDED	CNA Specialty			CNA Commercial			P&C Operations
MARCH 31			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2010	2009	% Change	2010	2009	% Change	2010	2009	% Change

Gross written premiums	$1,050	$1,093	(4)%	$912	$1,012	(10)%	$1,962	$2,105	(7)%
Net written premiums	656	672	(2)	829	920	(10)	1,485	1,592	(7)

Net earned premiums	654	659	—	816	863	(5)	1,470	1,522	(3)
Net investment income	147	85	73	218	143	52	365	228	60
Other revenues	52	55	(5)	18	15	20	70	70	—

Total operating revenues	853	799	7	1,052	1,021	3	1,905	1,820	5

Claims, benefits and expenses:
Net incurred claims and benefits	402	395	(2)	602	614	2	1,004	1,009	—
Policyholders’ dividends	1	3	67	1	3	67	2	6	67
Amortization of deferred acquisition costs	155	148	(5)	183	195	6	338	343	1
Other insurance related expenses	47	41	(15)	107	94	(14)	154	135	(14)
Other expenses	44	49	10	17	16	(6)	61	65	6

Total claims, benefits and expenses	649	636	(2)	910	922	1	1,559	1,558	—

Operating income from continuing operations before income tax	204	163	25	142	99	43	346	262	32
Income tax expense on operating income	(68)	(46)	(48)	(43)	(25)	(72)	(111)	(71)	(56)
Net operating income, after-tax, attributable to noncontrolling interests	(8)	(8)	—	(2)	(3)	33	(10)	(11)	9

Net operating income from continuing operations attributable to CNA	128	109	17	97	71	37	225	180	25

Net realized investment gains (losses), net of participating policyholders’ interests	13	(109)	112	21	(186)	111	34	(295)	112
Income tax (expense) benefit on realized investment gains (losses)	(4)	38	(111)	(7)	65	(111)	(11)	103	(111)
Net realized investment losses, after-tax, attributable to noncontrolling interests	—	—	N/M	—	1	N/M	—	1	N/M

Net realized investment gains (losses) attributable to CNA	9	(71)	113	14	(120)	112	23	(191)	112

Net income (loss) from continuing operations attributable to CNA	$137	$38	N/M %	$111	$(49)	N/M %	$248	$(11)	N/M %

FINANCIAL RATIOS
Loss & LAE	61.5%	60.0%		73.8%	71.1%		68.4%	66.3%
Acquisition expense	19.2	18.3		18.1	17.0		18.6	17.6
Underwriting expense	11.6	10.4		17.5	16.5		14.9	13.9

Expense	30.8	28.7		35.6	33.5		33.5	31.5
Dividend	0.2	0.4		0.1	0.4		0.1	0.4

Combined ratio	92.5%	89.1%		109.5%	105.0%		102.0%	98.2%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$2	$1		$38	$12		$40	$13
Impact on loss & LAE ratio	0.3%	0.2%		4.7%	1.4%		2.7%	0.9%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development (1)	$(25)	$(29)		$(28)	$(42)		$(53)	$(71)
Prior year premium development	(4)	(5)		21	20		17	15
Other (2)	—	(1)		—	5		—	4

Total development & other	$(29)	$(35)		$(7)	$(17)		$(36)	$(52)

Impact of development & other on loss & LAE ratio	(4.2)%	(5.1)%		(1.5)%	(2.5)%		(2.7)%	(3.7)%

(1)	In 2009, CNA Specialty includes $7 million and CNA Commercial includes $31 million of favorable loss & LAE reserve development related to catastrophes that occurred in prior accident years, primarily 2005 and 2008.

(2)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

THREE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
MARCH 31					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2010	2009	2010	2009	% Change	2010	2009	% Change	2010	2009	% Change

Net earned premiums	$1,470	$1,522	$145	$150	(3)%	$—	$—	N/M %	$1,615	$1,672	(3)%
Net investment income	365	228	175	159	10	50	33	52	590	420	40
Other revenues	70	70	4	6	(33)	2	2	—	76	78	(3)

Total operating revenues	1,905	1,820	324	315	3	52	35	49	2,281	2,170	5

Claims, benefits and expenses:
Net incurred claims and benefits	1,004	1,009	281	305	8	21	21	—	1,306	1,335	2
Policyholders’ dividends	2	6	—	1	N/M	—	—	N/M	2	7	71
Amortization of deferred acquisition costs	338	343	4	6	33	—	—	N/M	342	349	2
Other insurance related expenses	154	135	51	46	(11)	1	—	N/M	206	181	(14)
Other expenses	61	65	6	6	—	35	30	(17)	102	101	(1)

Total claims, benefits and expenses	1,559	1,558	342	364	6	57	51	(12)	1,958	1,973	1

Operating income (loss) from continuing operations before income tax	346	262	(18)	(49)	63	(5)	(16)	69	323	197	64
Income tax (expense) benefit on operating income (loss)	(111)	(71)	19	27	(30)	2	7	(71)	(90)	(37)	(143)
Net operating income, after-tax, attributable to noncontrolling interests	(10)	(11)	—	—	N/M	—	—	N/M	(10)	(11)	9

Net operating income (loss) from continuing operations attributable to CNA	225	180	1	(22)	105	(3)	(9)	67	223	149	50

Net realized investment gains (losses), net of participating policyholders’ interests	34	(295)	(4)	(190)	98	4	(47)	109	34	(532)	106
Income tax (expense) benefit on realized investment gains (losses)	(11)	103	—	66	N/M	(1)	18	(106)	(12)	187	(106)
Net realized investment losses, after-tax, attributable to noncontrolling interests	—	1	—	—	N/M	—	—	N/M	—	1	N/M

Net realized investment gains (losses) attributable to CNA	23	(191)	(4)	(124)	97	3	(29)	110	22	(344)	106

Net income (loss) from continuing operations attributable to CNA	$248	$(11)	$(3)	$(146)	98%	$—	$(38)	N/M %	$245	$(195)	N/M %

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Pretax Net Investment Income

	CNA Specialty
(In millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10

Income (loss) from limited partnerships	$(19)	$47	$41	$23	$92	$23
Income (loss) from trading portfolio	—	2	4	1	7	1
Other investment income	104	108	109	106	427	123

Net investment income	$85	$157	$154	$130	$526	$147

	CNA Commercial
	1Q09	2Q09	3Q09	4Q09	2009	1Q10

Income (loss) from limited partnerships	$(39)	$95	$83	$44	$183	$39
Income (loss) from trading portfolio	—	5	6	2	13	2
Other investment income	182	183	187	174	726	177

Net investment income	$143	$283	$276	$220	$922	$218

	P&C Operations
	1Q09	2Q09	3Q09	4Q09	2009	1Q10

Income (loss) from limited partnerships	$(58)	$142	$124	$67	$275	$62
Income (loss) from trading portfolio	—	7	10	3	20	3
Other investment income	286	291	296	280	1,153	300

Net investment income	$228	$440	$430	$350	$1,448	$365

	Life & Group Non-Core
	1Q09	2Q09	3Q09	4Q09	2009	1Q10

Income (loss) from limited partnerships	$(2)	$—	$1	$(2)	$(3)	$—
Income (loss) from trading portfolio	—	—	—	—	—	—
Other investment income	161	168	168	170	667	175

Net investment income	$159	$168	$169	$168	$664	$175

	Corporate & Other Non-Core
	1Q09	2Q09	3Q09	4Q09	2009	1Q10

Income (loss) from limited partnerships	$(10)	$23	$20	$10	$43	$10
Income (loss) from trading portfolio	—	1	2	—	3	1
Other investment income	43	43	39	37	162	39

Net investment income	$33	$67	$61	$47	$208	$50

	Total Operations
	1Q09	2Q09	3Q09	4Q09	2009	1Q10

Income (loss) from limited partnerships	$(70)	$165	$145	$75	$315	$72
Income (loss) from trading portfolio	—	8	12	3	23	4
Other investment income	490	502	503	487	1,982	514

Net investment income	$420	$675	$660	$565	$2,320	$590

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data – Preliminary

PERIOD ENDED MARCH 31	Three Months
Income Statement	(Preliminary)		Fav / (Unfav)
(In millions)	2010	2009	% Change

Combined Continental Casualty Companies
Gross written premiums	$1,862	$2,016	(8)%
Net written premiums	1,402	1,517	(8)

Net earned premiums	1,217	1,442	(16)
Claim and claim adjustment expenses	1,061	1,056	—
Acquisition expenses	239	243	2
Underwriting expenses	213	213	—
Policyholders’ dividends	3	4	25

Underwriting loss	(299)	(74)	N/M
Net investment income	413	381	8
Other income	10	4	150
Income tax expense	(17)	(35)	51
Net realized gains (losses)	10	(532)	102

Net income (loss)	$117	$(256)	146%

Financial Ratios
Loss and LAE	87.2%	73.2%
Acquisition expense	17.1	16.1
Underwriting expense	15.2	13.9

Expense	32.3	30.0
Dividend	0.2	0.3

Combined ratio	119.7%	103.5%

SUPPLEMENTAL STATUTORY DATA
	(Preliminary)
(In millions)	March 31, 2010	December 31, 2009

Combined Continental Casualty Companies
Statutory surplus (1)	$9,606	$9,338

Life Company
Statutory surplus	$468	$448

(1)	Represents the combined statutory surplus of Continental Casualty Company and its subsidiaries, including the Life Company, as determined in accordance with statutory accounting practices.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations
Loss and LAE Ratio Analysis

	CNA Specialty
	2010 YTD	2009 FY	2009 FY
	Evaluated at	Evaluated at	Evaluated at
	3/31/10	12/31/09	3/31/10
Gross Accident Year	64.5%	65.6%	66.0%
Impact of Reinsurance	1.2	(0.4)	0.2

Net Accident Year	65.7	65.2	66.2%

Impact of Development and Other (1)	(4.2)	(8.3)

Net Calendar Year	61.5%	56.9%

	CNA Commercial
	2010 YTD	2009 FY	2009 FY
	Evaluated at	Evaluated at	Evaluated at
	3/31/10	12/31/09	3/31/10
Gross Accident Year	71.3%	71.3%	71.6%
Impact of Reinsurance	4.0	3.3	3.2

Net Accident Year	75.3	74.6	74.8%

Impact of Development and Other (1)	(1.5)	(5.0)

Net Calendar Year	73.8%	69.6%

	P&C Operations
	2010 YTD	2009 FY	2009 FY
	Evaluated at	Evaluated at	Evaluated at
	3/31/10	12/31/09	3/31/10
Gross Accident Year	67.6%	68.3%	68.6%
Impact of Reinsurance	3.5	2.2	2.5

Net Accident Year	71.1	70.5	71.1%

Impact of Development and Other (1)	(2.7)	(6.5)

Net Calendar Year	68.4%	64.0%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.